Short-term borrowings	12 Months Ended
Mar. 31, 2014
Short-term borrowings
Short-term borrowings

7. Short-term borrowings

        Short-term borrowings consisted of the following loans:

	As of March 31, 2013	As of March 31, 2014
Amsterdam Trade Bank N.V.	$12,430	$—
Deutsche Bank AG, London Branch	3,149	9,082
BNP Paribas Dublin Branch	812	8,034
Citibank Europe PLC	—	2,414
Citibank Europe PLC (overdraft)	—	598
Other	185	348

Total	$16,576	$20,476

        As of March 31, 2014, the above loans have short-term maturities and bear interest ranging from 2.2% to 4.2% per annum.

        On July 16, 2010, Luxoft USA, Inc. ("Luxoft USA") entered into a credit facility agreement with Amsterdam Trade Bank, N.V. for up to $10,000, which is to be repaid before July 20, 2015. Interest on amounts outstanding is accrued at LIBOR for the relevant purchase term plus margin that varies from 4.5% to 5.5% per annum depending on the length of the term of a loan. The loan taken under the above credit facility was secured by a conditional assignment of rights to receivables under certain sales contracts with the customers of Luxoft USA and Luxoft Eastern Europe Ltd. and was guaranteed by IBS Group. On December 30, 2011, the amount of credit facility agreement with Amsterdam Trade Bank, N.V. was increased up to $18,000. The outstanding amount as of March 31, 2013 was $12,430. The Group has fully repaid this amount as of March 31, 2014.

        On November 28, 2012, Luxoft International Ltd. and its subsidiaries entered into full recourse receivable purchase facility agreement with Deutsche Bank AG, London Branch for the total amount up to $15,000. Under this agreement the Group can assign certain receivables in exchange for cash less a discount based on LIBOR/EURIBOR/PLNWIBOR for the relevant purchase term (30/60 days) plus a margin of 4%, plus handling fees. The loan is guaranteed by Luxoft Holdng, Inc, Luxoft USA, Luxoft UK, Luxoft GmbH, Luxoft Poland and Luxoft International. The outstanding amounts are $3,149 and $9,082 as of March 31, 2013 and as of March 31, 2014, respectively.

        On January 15, 2013, the Group entered into an uncommitted receivables purchase agreement of up to $10,000 with BNP Paribas Dublin Branch. Under this agreement the Group can assign certain receivables in exchange for cash less a discount based on LIBOR for the relevant purchase term (30/60 days) plus 3% per annum. The outstanding amounts are $812 and $8,034 as of March 31, 2013 and as of March 31, 2014, respectively. On June 25, 2013, and on November 27, 2013, the amount of available credit was further increased to $25,000.

        On November 20, 2013, Luxoft UK Ltd., Luxoft Eastern Europe Ltd. and Luxoft GMBH entered into uncommitted Pre- and Post-Shipment Advances Facility Agreement with Citibank Europe PLC for up to $5,000. This agreement is a continuing agreement and remain in full effect subject to the terms of this agreement until 30 days after the Bank's receipt of written notice of termination from the Borrower's agent. Under this agreement the borrower can use Pre- or Post-Shipment advance. Interest rates for Pre-Shipment is LIBOR plus 2% p.a. and interest rate for Post-Shipment is LIBOR plus 1.25% p.a. The outstanding amount as of March 31, 2014, is $2,414 on Post-shipment conditions.

        On February 20, 2014, Luxoft USA, Inc. entered into a credit facility agreement with Citibank, N.A. for up to $5,500, with the maturity date of December 31, 2014. The loan bears an interest rate LIBOR + 1.25% p.a. There is no outstanding amount as of March 31, 2014 under this agreement.

        On November 12, 2013 Luxoft Professional Romania SRL entered into an overdraft facility agreement with ZAO Citibank for $1,000. As of March 31, 2014 this facility had been drawn down for $598. The overdraft facility bears interest at a rate of LIBOR (1M) plus 2.00% per annum overnight interest rate paid monthly. The overdraft facility is guaranteed by Luxoft Holding, Inc and Luxoft Professional LLC.